UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 23, 2015

BUTLER NATIONAL CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Kansas
 (State or Other Jurisdiction of Incorporation)
0-1678 (Commission File Number)	41-0834293 (IRS Employer Identification No.)
19920 W. 161st Street, Olathe, Kansas (Address of Principal Executive Offices)	66062 (Zip Code)

913-780-9595
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
On February 20, 2015 the Company was notified by L.L. Bradford & Company, LLC that the firm resigned as the Company's independent registered public accounting firm.  In connection with the resignation, L.L. Bradford & Company, LLC informed the Company that it will no longer service SEC reporting companies because partners in its SEC practice moved to RBSM, LLP.  The Company's financial statements will be audited by RBSM, LLP and no longer by L.L. Bradford & Company, LLC.

The reports provided by L.L. Bradford & Company, LLC in connection with the Company's financial statements for the fiscal year-ended April 30, 2014, did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between the Company and L.L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of L.L. Bradford & Company, LLC, would have caused L.L. Bradford & Company, LLC to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and there were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On February 23, 2015, the Company provided L.L. Bradford & Company, LLC with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that L.L. Bradford & Company, LLC furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of the letter dated February 23, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

As reported above, on February 23, 2015, the Audit Committee engaged RBSM, LLP to be the Company's independent registered public accountant for the fiscal year ending April 30, 2015.  During the two most recent completed fiscal years and through February 23, 2015, neither the Company nor anyone on its behalf consulted with RBSM, LLP regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the company's financial statements, and none of the following was provided to the Company (a) a written report, or (b) oral advise that RBSM, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits
16.1	Letter from L.L. Bradford & Company, LLC dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUTLER NATIONAL CORPORATION (Registrant)
Date: February 23, 2015	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
Date: February 23, 2015	/S/ Craig D. Stewart Craig D. Stewart (Chief Financial Officer)